CAMDEN

Living Excellence

4Q15 Earnings Release & Supplemental Information

Camden Flatirons ● Denver, CO
Year Built 2015 ● 424 Apartment Homes
88% Leased – January 24, 2016

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2015 OPERATING RESULTS,
7.1% DIVIDEND INCREASE AND 2016 FINANCIAL OUTLOOK

Houston, TEXAS (January 28, 2016) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and twelve months ended December 31, 2015.

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”), and Net Income Attributable to Common Shareholders (“EPS”) for the three and twelve months ended December 31, 2015 are detailed below.

	Three Months Ended		Twelve Months Ended
	December 31		December 31
Per Diluted Share	2015	2014	2015	2014
FFO	$1.20	$0.99	$4.54	$4.18
AFFO	$1.01	$0.79	$3.83	$3.52
EPS	$0.67	$1.98	$2.76	$3.27

A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

Same Property Results

	Quarterly Growth	Sequential Growth	Year to Date Growth
	4Q15 vs. 4Q14	4Q15 vs. 3Q15	2015 vs. 2014
Revenues	5.4%	0.0%	5.2%
Expenses	4.8%	(4.0)%	5.1%
Net Operating Income ("NOI")	5.7%	2.3%	5.2%

	4Q15	4Q14	3Q15
Occupancy	95.5%	95.6%	96.0%

“We are pleased to report another solid quarter of results for our company,” said Richard J. Campo, Camden’s Chairman and CEO. “Our 2015 FFO totaled $4.54 per share, the highest level achieved in our 23 years of operations, driven by strong revenue and NOI growth at our communities. We expect 2016 to be another very good year for Camden and the multifamily industry.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2014. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Construction was completed during the quarter at Camden Paces located in Atlanta, GA and Camden Southline in Charlotte, NC. Lease-up was completed at Camden Hayden in Tempe, AZ.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Cost	Owned	as of 1/24/2016
Camden Southline	Charlotte, NC	266	$47.2	31.3%	91%
Camden Flatirons	Denver, CO	424	79.2	100%	88%
Camden Paces	Atlanta, GA	379	117.5	100%	77%
Camden Glendale	Glendale, CA	303	113.2	100%	69%
TOTAL		1,372	$357.1

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Budget	Owned	as of 1/24/2016
Camden Chandler	Chandler, AZ	380	$73.0	100%	62%
Camden Gallery	Charlotte, NC	323	58.0	100%
Camden Victory Park	Dallas, TX	423	82.0	100%
The Camden	Los Angeles, CA	287	145.0	100%
Camden Lincoln Station	Denver, CO	267	56.0	100%
Camden NoMa II	Washington, DC	405	115.0	100%
Camden Shady Grove	Rockville, MD	457	116.0	100%
Camden McGowen Station	Houston, TX	315	90.0	100%
TOTAL		2,857	$735.0

Acquisition/Disposition Activity
During the quarter the Company acquired a 5.8-acre land parcel in Gaithersburg, MD for $13.3 million for the future development of approximately 365 apartment homes. The Company also disposed of Camden Providence Lakes, a 260-home community in Brandon, FL for $33.0 million.

Quarterly Dividend Declaration
Camden’s Board of Trust Managers declared a first quarter 2016 dividend of $0.75 per common share, which is a 7.1% increase over the Company’s prior quarterly dividend of $0.70 per share. The dividend is payable on April 18, 2016 to holders of record as of March 31, 2016. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company’s past performance and future prospects, as described in this press release.

Earnings Guidance
Camden provided initial earnings guidance for 2016 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2016 as detailed below.

Per Diluted Share	1Q16	2016
FFO	$1.16 - $1.20	$4.75 - $4.95
EPS	$0.41 - $0.45	$1.71 - $1.91

Same Property Growth	2016 Range	2016 Midpoint
Revenues	4.10% - 5.10%	4.6%
Expenses	4.30% - 5.30%	4.8%
NOI	3.50% - 5.50%	4.5%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2016 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, January 29, 2016 at 11:00 a.m. Central Time to review its fourth quarter and full-year 2015 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 9020765, or join the live webcast of the conference call by accessing the Investors section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 172 properties containing 59,792 apartment homes across the United States. Upon completion of 8 properties under development, the Company’s portfolio will increase to 62,649 apartment homes in 180 properties. Camden was recently named by FORTUNE® Magazine for the eighth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Total property revenues	$229,658	$216,459	$892,928	$843,978

EBITDA	131,189	114,870	504,072	470,309

Net income attributable to common shareholders	60,593	178,498	249,315	292,089
Per share - basic	0.67	1.99	2.77	3.29
Per share - diluted	0.67	1.98	2.76	3.27

Funds from operations	109,582	90,333	414,497	378,043
Per share - diluted	1.20	0.99	4.54	4.18

Adjusted funds from operations	92,153	71,936	350,328	318,189
Per share - diluted	1.01	0.79	3.83	3.52

Dividends per share	0.70	0.66	2.80	2.64
Dividend payout ratio (FFO)	58.3%	66.7%	61.7%	63.2%

Interest expensed (a)	23,740	24,846	97,312	94,906
Interest capitalized (a)	4,350	5,793	19,271	22,185
Total interest incurred (a)	28,090	30,639	116,583	117,091

Principal amortization (a)	715	532	2,371	3,252

Net Debt to Annualized EBITDA (a)(b)	5.2x	5.6x	5.4x	5.5x
Interest expense coverage ratio (a)	5.5x	4.6x	5.2x	5.0x
Total interest coverage ratio (a)	4.7x	3.7x	4.3x	4.0x
Fixed charge expense coverage ratio (a)	5.4x	4.5x	5.1x	4.8x
Total fixed charge coverage ratio (a)	4.6x	3.7x	4.2x	3.9x
Unencumbered real estate assets (at cost) to unsecured debt ratio (a)	3.4x	3.3x	3.4x	3.3x

Same property NOI increase (c)	5.7%	4.2%	5.2%	4.9%
(# of apartment homes included)	47,618	46,069	47,618	46,069

Gross turnover of apartment homes (annualized)	52%	54%	61%	63%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	43%	46%	51%	53%

			As of December 31,
			2015	2014
Total assets			$6,037,612	$6,043,981
Total debt			$2,724,687	$2,730,613
Common and common equivalent shares, outstanding end of period (d)			91,534	91,210
Share price, end of period			$76.76	$73.84
Book equity value, end of period (e)			$2,972,260	$2,956,543
Market equity value, end of period (f)			$7,026,150	$6,734,946

(a) All periods presented have been changed to reflect the adoption of Accounting Standards Update 2015-03 (“ASU 2015-03”), “Simplifying the Presentation of Debt Issuance Costs” (as supplemented by Accounting Standards Update 2015-15 [“ASU 2015-15”], “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”) at December 31, 2015, which required retrospective application.

(b) Net Debt is Notes Payable as reported at period end less Cash as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by 4 for quarter results.

(c) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2014, excluding properties held for sale.

(d) Includes at December 31, 2015: 89,639 common shares (including 453 common share equivalents related to share awards & options), plus 1,895 common share equivalents upon the assumed conversion of non-controlling units.

(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
OPERATING DATA
Property revenues
Rental revenues	$197,647	$188,225	$769,108	$731,874
Other property revenues	32,011	28,234	123,820	112,104
Total property revenues	229,658	216,459	892,928	843,978

Property expenses
Property operating and maintenance	55,299	53,014	219,831	211,253
Real estate taxes	25,111	23,415	101,885	94,055
Total property expenses	80,410	76,429	321,716	305,308

Non-property income
Fee and asset management	1,916	2,531	6,999	9,832
Interest and other income	289	80	597	842
Income/(loss) on deferred compensation plans	1,607	2,003	(264)	3,937
Total non-property income	3,812	4,614	7,332	14,611

Other expenses
Property management	5,833	5,581	23,761	22,689
Fee and asset management	1,318	1,595	4,742	5,341
General and administrative	13,113	20,595	46,233	51,005
Interest (a)	23,740	24,846	97,312	94,906
Depreciation and amortization	65,886	61,539	257,082	237,346
Expense/(benefit) on deferred compensation plans	1,607	2,003	(264)	3,937
Total other expenses	111,497	116,159	428,866	415,224

Gain on sale of operating properties, including land	19,096	155,680	104,288	159,289
Impairment associated with land holdings	—	—	—	(1,152)
Equity in income of joint ventures	1,681	1,134	6,168	7,023
Income from continuing operations before income taxes	62,340	185,299	260,134	303,217
Income tax expense	(538)	(675)	(1,872)	(1,903)
Net income	61,802	184,624	258,262	301,314
Less income allocated to non-controlling interests from continuing operations	(1,209)	(6,126)	(8,947)	(9,225)
Net income attributable to common shareholders	$60,593	$178,498	$249,315	$292,089

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$61,802	$184,624	$258,262	$301,314
Other comprehensive income
Unrealized loss on cash flow hedging activities	—	—	—	(417)
Unrealized gain (loss) and unamortized prior service cost on post retirement obligation	357	(970)	357	(970)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	37	25	149	74
Comprehensive income	62,196	183,679	258,768	300,001
Less income allocated to non-controlling interests from continuing operations	(1,209)	(6,126)	(8,947)	(9,225)
Comprehensive income attributable to common shareholders	$60,987	$177,553	$249,821	$290,776

PER SHARE DATA
Total earnings per common share – basic	$0.67	$1.99	$2.77	$3.29
Total earnings per common share – diluted	0.67	1.98	2.76	3.27

Weighted average number of common shares outstanding:
Basic	89,175	88,683	89,120	88,084
Diluted	90,418	90,233	89,490	88,468

(a) All periods presented have been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$60,593	$178,498	$249,315	$292,089
Real estate depreciation and amortization	64,286	60,032	251,104	230,638
Adjustments for unconsolidated joint ventures	2,364	1,357	9,146	5,337
Income allocated to non-controlling interests	1,209	6,126	8,947	9,225
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	(18,870)	(155,680)	(104,015)	(155,680)
Funds from operations	$109,582	$90,333	$414,497	$378,043

Less: recurring capitalized expenditures (a)	(17,429)	(18,397)	(64,169)	(59,854)

Adjusted funds from operations - diluted	$92,153	$71,936	$350,328	$318,189

PER SHARE DATA
Funds from operations - diluted	$1.20	$0.99	$4.54	$4.18
Adjusted funds from operations - diluted	1.01	0.79	3.83	3.52
Distributions declared per common share	0.70	0.66	2.80	2.64

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,502	91,045	91,386	90,366

PROPERTY DATA
Total operating properties (end of period) (b)	172	168	172	168
Total operating apartment homes in operating properties (end of period) (b)	59,792	58,948	59,792	58,948
Total operating apartment homes (weighted average)	52,379	52,998	52,006	52,833

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
ASSETS
Real estate assets, at cost
Land	$1,048,685	$1,047,453	$1,034,649	$1,012,684	$1,003,422
Buildings and improvements	6,284,851	6,237,648	6,134,510	5,979,985	5,890,498
	7,333,536	7,285,101	7,169,159	6,992,669	6,893,920
Accumulated depreciation	(1,978,690)	(1,914,469)	(1,860,923)	(1,798,955)	(1,738,862)
Net operating real estate assets	5,354,846	5,370,632	5,308,236	5,193,714	5,155,058
Properties under development, including land	491,120	443,469	488,565	519,454	527,596
Investments in joint ventures	33,698	34,705	35,731	36,526	36,429
Properties held for sale	—	13,168	—	—	27,143
Total real estate assets	5,879,664	5,861,974	5,832,532	5,749,694	5,746,226
Accounts receivable – affiliates	25,100	25,053	25,855	25,652	25,977
Other assets, net (a)(b)	116,260	118,985	108,220	109,937	111,962
Cash and cash equivalents	10,617	10,375	16,508	174,353	153,918
Restricted cash	5,971	6,126	5,791	5,034	5,898
Total assets	$6,037,612	$6,022,513	$5,988,906	$6,064,670	$6,043,981

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured (b)	$1,824,930	$1,803,360	$1,761,793	$1,829,146	$1,828,485
Secured (b)	899,757	900,472	901,032	901,582	902,128
Accounts payable and accrued expenses	133,353	131,532	128,532	134,438	157,232
Accrued real estate taxes	45,223	57,642	43,905	23,269	39,149
Distributions payable	64,275	64,276	64,253	64,261	60,386
Other liabilities (c)	97,814	96,679	100,515	102,163	100,058
Total liabilities	3,065,352	3,053,961	3,000,030	3,054,859	3,087,438

Commitments and contingencies
Non-qualified deferred compensation share awards	78,593	72,316	69,791	69,902	68,134

Equity
Common shares of beneficial interest	976	976	976	976	976
Additional paid-in capital	3,662,696	3,660,482	3,657,537	3,656,105	3,667,448
Distributions in excess of net income attributable to common shareholders	(457,638)	(452,257)	(426,614)	(403,518)	(453,777)
Treasury shares, at cost	(386,793)	(387,114)	(387,172)	(388,181)	(396,626)
Accumulated other comprehensive loss (d)	(1,913)	(2,307)	(2,345)	(2,382)	(2,419)
Total common equity	2,817,328	2,819,780	2,842,382	2,863,000	2,815,602
Non-controlling interests	76,339	76,456	76,703	76,909	72,807
Total equity	2,893,667	2,896,236	2,919,085	2,939,909	2,888,409
Total liabilities and equity	$6,037,612	$6,022,513	$5,988,906	$6,064,670	$6,043,981

(a) Includes net deferred charges of:	$2,851	$3,077	$59	$43	$293

(b) All periods presented have been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.

(c) Includes deferred revenues of:	$1,768	$1,918	$843	$1,728	$1,848

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2015 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Completed in Lease-up	Total	Grand Total
D.C. Metro (a)	5,808	321	—	862	6,991	276	—	276	7,267
Houston, TX	5,912	—	—	315	6,227	2,522	—	2,522	8,749
SE Florida	2,520	261	—	—	2,781	—	—	—	2,781
Las Vegas, NV	4,918	—	—	—	4,918	—	—	—	4,918
Dallas, TX	3,993	—	—	423	4,416	1,250	—	1,250	5,666
Los Angeles/Orange County, CA	2,060	421	303	287	3,071	—	—	—	3,071
Atlanta, GA	3,357	276	379	—	4,012	234	—	234	4,246
Tampa, FL	3,338	—	—	—	3,338	450	—	450	3,788
Orlando, FL	3,240	—	—	—	3,240	300	—	300	3,540
Charlotte, NC	2,487	—	—	323	2,810	—	266	266	3,076
Denver, CO	1,941	—	424	267	2,632	—	—	—	2,632
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	—	—	1,665
Phoenix, AZ	2,095	454	—	380	2,929	—	—	—	2,929
Raleigh, NC	2,266	438	—	—	2,704	350	—	350	3,054
Austin, TX	1,386	614	—	—	2,000	1,360	—	1,360	3,360
Corpus Christi, TX	632	1,005	—	—	1,637	270	—	270	1,907
Total Portfolio	47,618	3,790	1,106	2,857	55,371	7,012	266	7,278	62,649

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
D.C. Metro	16.0%	15.6%	15.3%	94.8%	96.1%	96.2%	94.7%	95.0%
Houston, TX	12.4%	11.2%	12.0%	94.7%	95.6%	95.8%	95.4%	95.6%
SE Florida	7.6%	7.5%	7.2%	96.8%	96.9%	96.6%	96.4%	95.8%
Las Vegas, NV	7.0%	6.3%	6.0%	94.9%	95.2%	95.7%	95.8%	95.8%
Dallas, TX	6.8%	6.1%	6.5%	95.9%	96.3%	96.2%	95.8%	95.1%
Los Angeles/Orange County, CA	6.4%	7.1%	6.8%	95.6%	95.5%	95.1%	95.8%	96.4%
Atlanta, GA	6.4%	7.0%	6.9%	95.6%	95.9%	96.1%	95.3%	95.8%
Tampa, FL	5.8%	5.3%	5.3%	96.3%	95.9%	95.8%	95.6%	95.7%
Orlando, FL	5.6%	5.1%	5.1%	95.4%	96.4%	95.6%	95.4%	95.4%
Charlotte, NC	5.3%	4.9%	4.8%	96.2%	97.1%	96.9%	96.4%	97.1%
Denver, CO	4.8%	5.1%	4.9%	95.0%	96.6%	96.1%	95.9%	95.8%
San Diego/Inland Empire, CA	4.4%	4.0%	3.9%	95.9%	96.4%	96.1%	95.6%	95.9%
Phoenix, AZ	4.1%	4.7%	4.6%	95.5%	95.5%	94.7%	96.0%	95.2%
Raleigh, NC	3.9%	4.1%	4.2%	94.7%	95.8%	95.1%	94.8%	94.9%
Austin, TX	2.5%	3.2%	3.6%	95.3%	96.3%	95.7%	95.7%	95.1%
Corpus Christi, TX	1.0%	2.8%	2.9%	94.4%	95.3%	93.7%	93.7%	94.7%
Total Portfolio	100.0%	100.0%	100.0%	95.4%	96.0%	95.9%	95.5%	95.6%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2015	2014	Change	2015	2014	Change
"Same Property" Communities (a)	47,618	$205,746	$195,172	$10,574	$810,293	$770,328	$39,965
Non-"Same Property" Communities (b)	3,790	16,793	11,269	5,524	59,413	30,397	29,016
Development and Lease-Up Communities (c)	3,963	5,846	913	4,933	14,548	1,295	13,253
Disposition/Other (d)	—	1,273	9,105	(7,832)	8,674	41,958	(33,284)
Total Property Revenues	55,371	$229,658	$216,459	$13,199	$892,928	$843,978	$48,950

Property Expenses
"Same Property" Communities (a)	47,618	$72,030	$68,710	$3,320	$290,161	$276,003	$14,158
Non-"Same Property" Communities (b)	3,790	5,429	3,414	2,015	22,038	11,117	10,921
Development and Lease-Up Communities (c)	3,963	2,408	216	2,192	6,069	301	5,768
Disposition/Other (d)	—	543	4,089	(3,546)	3,448	17,887	(14,439)
Total Property Expenses	55,371	$80,410	$76,429	$3,981	$321,716	$305,308	$16,408

Property Net Operating Income
"Same Property" Communities (a)	47,618	$133,716	$126,462	$7,254	$520,132	$494,325	$25,807
Non-"Same Property" Communities (b)	3,790	11,364	7,855	3,509	37,375	19,280	18,095
Development and Lease-Up Communities (c)	3,963	3,438	697	2,741	8,479	994	7,485
Disposition/Other (d)	—	730	5,016	(4,286)	5,226	24,071	(18,845)
Total Property Net Operating Income	55,371	$149,248	$140,030	$9,218	$571,212	$538,670	$32,542

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2014.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2014.

(d) Disposition/Other includes operating communities sold subsequent to January 1, 2014 and results from non-multifamily rental communities, below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2015
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q15	4Q14	Growth	4Q15	4Q14	Growth	4Q15	4Q14	Growth
D.C. Metro	5,808	$30,957	$30,742	0.7%	$9,606	$9,474	1.4%	$21,351	$21,268	0.4%
Houston, TX	5,912	27,465	27,168	1.1%	10,833	9,970	8.7%	16,632	17,198	(3.3)%
SE Florida	2,520	14,823	13,972	6.1%	4,688	4,841	(3.2)%	10,135	9,131	11.0%
Las Vegas, NV	4,918	14,637	13,574	7.8%	5,324	4,886	9.0%	9,313	8,688	7.2%
Dallas, TX	3,993	15,391	14,154	8.7%	6,301	5,830	8.1%	9,090	8,324	9.2%
Los Angeles/Orange County, CA	2,060	12,536	11,819	6.1%	3,923	3,793	3.4%	8,613	8,026	7.3%
Atlanta, GA	3,357	13,322	12,516	6.4%	4,758	5,002	(4.9)%	8,564	7,514	14.0%
Tampa, FL	3,338	12,351	11,250	9.8%	4,543	4,186	8.5%	7,808	7,064	10.5%
Orlando, FL	3,240	12,112	11,182	8.3%	4,560	4,226	7.9%	7,552	6,956	8.6%
Charlotte, NC	2,487	10,323	9,888	4.4%	3,255	3,206	1.5%	7,068	6,682	5.8%
Denver, CO	1,941	8,945	8,352	7.1%	2,607	2,458	6.1%	6,338	5,894	7.5%
San Diego/Inland Empire, CA	1,665	9,140	8,401	8.8%	3,249	3,109	4.5%	5,891	5,292	11.3%
Phoenix, AZ	2,095	8,181	7,395	10.6%	2,671	2,431	9.9%	5,510	4,964	11.0%
Raleigh, NC	2,266	7,783	7,294	6.7%	2,590	2,397	8.1%	5,193	4,897	6.0%
Austin, TX	1,386	5,609	5,263	6.6%	2,320	2,131	8.9%	3,289	3,132	5.0%
Corpus Christi, TX	632	2,171	2,202	(1.4)%	802	770	4.2%	1,369	1,432	(4.4)%

Total Same Property	47,618	$205,746	$195,172	5.4%	$72,030	$68,710	4.8%	$133,716	$126,462	5.7%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q15	4Q14	Growth	4Q15	4Q14	Growth	4Q15	4Q14	Growth
D.C. Metro	16.0%	94.9%	95.1%	(0.2)%	$1,646	$1,646	0.0%	$1,871	$1,855	0.9%
Houston, TX	12.4%	94.9%	95.6%	(0.7)%	1,469	1,449	1.4%	1,632	1,602	1.8%
SE Florida	7.6%	96.9%	95.8%	1.1%	1,814	1,729	4.9%	2,023	1,928	5.0%
Las Vegas, NV	7.0%	94.9%	95.8%	(0.9)%	866	820	5.6%	1,046	962	8.7%
Dallas, TX	6.8%	95.9%	95.5%	0.4%	1,161	1,088	6.7%	1,340	1,238	8.3%
Los Angeles/Orange County, CA	6.4%	95.6%	95.6%	0.0%	1,914	1,818	5.3%	2,122	2,000	6.1%
Atlanta, GA	6.4%	95.6%	95.8%	(0.2)%	1,198	1,132	5.8%	1,384	1,298	6.6%
Tampa, FL	5.8%	96.3%	95.5%	0.8%	1,051	987	6.5%	1,280	1,175	9.0%
Orlando, FL	5.6%	95.5%	95.2%	0.3%	1,108	1,041	6.4%	1,304	1,208	8.0%
Charlotte, NC	5.3%	96.2%	96.9%	(0.7)%	1,236	1,197	3.3%	1,438	1,368	5.1%
Denver, CO	4.8%	95.0%	95.8%	(0.8)%	1,428	1,321	8.1%	1,616	1,498	7.9%
San Diego/Inland Empire, CA	4.4%	95.9%	95.9%	0.0%	1,698	1,593	6.6%	1,908	1,754	8.8%
Phoenix, AZ	4.1%	95.8%	95.2%	0.6%	1,134	1,084	4.6%	1,359	1,235	10.0%
Raleigh, NC	3.9%	94.7%	95.5%	(0.8)%	994	946	5.1%	1,209	1,125	7.5%
Austin, TX	2.5%	95.6%	95.0%	0.6%	1,181	1,133	4.2%	1,411	1,332	6.0%
Corpus Christi, TX	1.0%	93.9%	94.2%	(0.3)%	1,016	1,009	0.7%	1,219	1,233	(1.1)%

Total Same Property	100.0%	95.5%	95.6%	(0.1)%	$1,310	$1,258	4.1%	$1,508	$1,430	5.5%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2015
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q15	3Q15	Growth	4Q15	3Q15	Growth	4Q15	3Q15	Growth
D.C. Metro	5,808	$30,957	$31,421	(1.5)%	$9,606	$9,576	0.3%	$21,351	$21,845	(2.3)%
Houston, TX	5,912	27,465	27,935	(1.7)%	10,833	11,667	(7.1)%	16,632	16,268	2.2%
SE Florida	2,520	14,823	14,709	0.8%	4,688	5,023	(6.7)%	10,135	9,686	4.6%
Las Vegas, NV	4,918	14,637	14,553	0.6%	5,324	5,414	(1.7)%	9,313	9,139	1.9%
Dallas, TX	3,993	15,391	15,216	1.2%	6,301	6,354	(0.8)%	9,090	8,862	2.6%
Los Angeles/Orange County, CA	2,060	12,536	12,415	1.0%	3,923	4,009	(2.1)%	8,613	8,406	2.5%
Atlanta, GA	3,357	13,322	13,376	(0.4)%	4,758	5,229	(9.0)%	8,564	8,147	5.1%
Tampa, FL	3,338	12,351	12,041	2.6%	4,543	4,727	(3.9)%	7,808	7,314	6.8%
Orlando, FL	3,240	12,112	12,038	0.6%	4,560	4,639	(1.7)%	7,552	7,399	2.1%
Charlotte, NC	2,487	10,323	10,414	(0.9)%	3,255	3,464	(6.0)%	7,068	6,950	1.7%
Denver, CO	1,941	8,945	9,023	(0.9)%	2,607	2,673	(2.5)%	6,338	6,350	(0.2)%
San Diego/Inland Empire, CA	1,665	9,140	8,959	2.0%	3,249	3,242	0.2%	5,891	5,717	3.0%
Phoenix, AZ	2,095	8,181	8,061	1.5%	2,671	2,864	(6.7)%	5,510	5,197	6.0%
Raleigh, NC	2,266	7,783	7,766	0.2%	2,590	2,771	(6.5)%	5,193	4,995	4.0%
Austin, TX	1,386	5,609	5,579	0.5%	2,320	2,570	(9.7)%	3,289	3,009	9.3%
Corpus Christi, TX	632	2,171	2,246	(3.3)%	802	835	(4.0)%	1,369	1,411	(3.0)%

Total Same Property	47,618	$205,746	$205,752	—%	$72,030	$75,057	(4.0)%	$133,716	$130,695	2.3%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q15	3Q15	Growth	4Q15	3Q15	Growth	4Q15	3Q15	Growth
D.C. Metro	16.0%	94.9%	96.3%	(1.4)%	$1,646	$1,654	(0.5)%	$1,871	$1,872	(0.1)%
Houston, TX	12.4%	94.9%	95.7%	(0.8)%	1,469	1,471	(0.1)%	1,632	1,647	(0.9)%
SE Florida	7.6%	96.9%	97.0%	(0.1)%	1,814	1,788	1.5%	2,023	2,006	0.9%
Las Vegas, NV	7.0%	94.9%	95.2%	(0.3)%	866	854	1.4%	1,046	1,036	0.9%
Dallas, TX	6.8%	95.9%	96.3%	(0.4)%	1,161	1,142	1.7%	1,340	1,320	1.6%
Los Angeles/Orange County, CA	6.4%	95.6%	95.4%	0.2%	1,914	1,896	0.9%	2,122	2,106	0.8%
Atlanta, GA	6.4%	95.6%	95.9%	(0.3)%	1,198	1,185	1.1%	1,384	1,385	(0.1)%
Tampa, FL	5.8%	96.3%	95.8%	0.5%	1,051	1,032	1.8%	1,280	1,255	2.1%
Orlando, FL	5.6%	95.5%	96.4%	(0.9)%	1,108	1,086	2.0%	1,304	1,285	1.5%
Charlotte, NC	5.3%	96.2%	97.1%	(0.9)%	1,236	1,234	0.2%	1,438	1,438	0.0%
Denver, CO	4.8%	95.0%	96.6%	(1.6)%	1,428	1,412	1.1%	1,616	1,605	0.7%
San Diego/Inland Empire, CA	4.4%	95.9%	96.4%	(0.5)%	1,698	1,677	1.3%	1,908	1,861	2.5%
Phoenix, AZ	4.1%	95.8%	95.7%	0.1%	1,134	1,120	1.3%	1,359	1,341	1.4%
Raleigh, NC	3.9%	94.7%	95.9%	(1.2)%	994	987	0.7%	1,209	1,192	1.4%
Austin, TX	2.5%	95.6%	96.2%	(0.6)%	1,181	1,172	0.8%	1,411	1,395	1.1%
Corpus Christi, TX	1.0%	93.9%	94.8%	(0.9)%	1,016	1,013	0.3%	1,219	1,250	(2.4)%

Total Same Property	100.0%	95.5%	96.0%	(0.5)%	$1,310	$1,299	0.8%	$1,508	$1,499	0.5%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2015
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2015	2014	Growth	2015	2014	Growth	2015	2014	Growth
D.C. Metro	5,808	$124,148	$123,265	0.7%	$38,742	$38,084	1.7%	$85,406	$85,181	0.3%
Houston, TX	5,912	110,362	107,355	2.8%	45,364	41,131	10.3%	64,998	66,224	(1.9)%
SE Florida	2,520	58,230	55,004	5.9%	19,453	18,926	2.8%	38,777	36,078	7.5%
Las Vegas, NV	4,918	57,158	53,552	6.7%	20,603	19,493	5.7%	36,555	34,059	7.3%
Dallas, TX	3,993	59,783	55,707	7.3%	24,287	23,191	4.7%	35,496	32,516	9.2%
Los Angeles/Orange County, CA	2,060	49,074	46,343	5.9%	15,513	14,936	3.9%	33,561	31,407	6.9%
Atlanta, GA	3,357	52,435	48,461	8.2%	19,501	19,009	2.6%	32,934	29,452	11.8%
Tampa, FL	3,338	47,496	44,468	6.8%	18,195	17,281	5.3%	29,301	27,187	7.8%
Orlando, FL	3,240	47,227	44,552	6.0%	17,894	16,973	5.4%	29,333	27,579	6.4%
Charlotte, NC	2,487	41,005	38,918	5.4%	13,283	12,556	5.8%	27,722	26,362	5.2%
Denver, CO	1,941	35,091	32,421	8.2%	10,312	9,837	4.8%	24,779	22,584	9.7%
San Diego/Inland Empire, CA	1,665	35,257	32,919	7.1%	12,758	12,489	2.2%	22,499	20,430	10.1%
Phoenix, AZ	2,095	31,691	29,309	8.1%	10,740	10,281	4.5%	20,951	19,028	10.1%
Raleigh, NC	2,266	30,514	28,706	6.3%	10,471	9,790	7.0%	20,043	18,916	6.0%
Austin, TX	1,386	21,996	20,562	7.0%	9,706	8,876	9.4%	12,290	11,686	5.2%
Corpus Christi, TX	632	8,826	8,786	0.5%	3,339	3,150	6.0%	5,487	5,636	(2.6)%

Total Same Property	47,618	$810,293	$770,328	5.2%	$290,161	$276,003	5.1%	$520,132	$494,325	5.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2015	2014	Growth	2015	2014	Growth	2015	2014	Growth
D.C. Metro	16.4%	95.6%	95.4%	0.2%	$1,645	$1,644	0.1%	$1,862	$1,853	0.5%
Houston, TX	12.5%	95.4%	95.9%	(0.5)%	1,463	1,422	2.9%	1,630	1,578	3.3%
SE Florida	7.5%	96.7%	96.3%	0.4%	1,780	1,694	5.1%	1,990	1,888	5.5%
Las Vegas, NV	7.0%	95.4%	95.6%	(0.2)%	847	807	5.0%	1,015	949	6.9%
Dallas, TX	6.8%	96.1%	95.4%	0.7%	1,129	1,068	5.7%	1,298	1,218	6.6%
Los Angeles/Orange County, CA	6.5%	95.4%	95.9%	(0.5)%	1,877	1,775	5.7%	2,081	1,955	6.4%
Atlanta, GA	6.3%	95.8%	95.5%	0.3%	1,171	1,094	7.0%	1,359	1,259	7.9%
Tampa, FL	5.6%	95.8%	95.5%	0.3%	1,024	973	5.2%	1,238	1,162	6.5%
Orlando, FL	5.6%	95.8%	95.6%	0.2%	1,078	1,028	4.9%	1,268	1,199	5.8%
Charlotte, NC	5.3%	96.6%	97.0%	(0.4)%	1,223	1,178	3.8%	1,422	1,345	5.8%
Denver, CO	4.8%	95.9%	95.5%	0.4%	1,384	1,281	8.0%	1,571	1,457	7.8%
San Diego/Inland Empire, CA	4.3%	96.0%	95.3%	0.7%	1,655	1,567	5.6%	1,838	1,727	6.4%
Phoenix, AZ	4.0%	95.6%	94.8%	0.8%	1,115	1,066	4.6%	1,319	1,229	7.3%
Raleigh, NC	3.9%	95.3%	95.4%	(0.1)%	974	935	4.2%	1,177	1,106	6.4%
Austin, TX	2.4%	95.7%	95.3%	0.4%	1,162	1,105	5.2%	1,382	1,297	6.6%
Corpus Christi, TX	1.1%	93.8%	95.3%	(1.5)%	1,011	998	1.3%	1,240	1,216	2.0%

Total Same Property	100.0%	95.7%	95.6%	0.1%	$1,288	$1,237	4.1%	$1,481	$1,409	5.1%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2015
(In thousands)

(Unaudited)

					% of Actual
					4Q15 Operating
Quarterly Comparison (a)	4Q15	4Q14	$ Change	% Change	Expenses

Property taxes	$22,961	$21,919	$1,042	4.8%	31.9%
Salaries and Benefits for On-site Employees	15,915	15,701	214	1.4%	22.1%
Utilities	15,775	14,318	1,457	10.2%	21.9%
Repairs and Maintenance	9,550	9,146	404	4.4%	13.3%
Property Insurance	3,337	3,205	132	4.1%	4.6%
General and Administrative	2,471	2,418	53	2.2%	3.4%
Marketing and Leasing	1,458	1,412	46	3.3%	2.0%
Other	563	591	(28)	(4.7)%	0.8%

Total Same Property	$72,030	$68,710	$3,320	4.8%	100.0%

					% of Actual
					4Q15 Operating
Sequential Comparison (a)	4Q15	3Q15	$ Change	% Change	Expenses

Property taxes	$22,961	$23,851	($890)	(3.7)%	31.9%
Salaries and Benefits for On-site Employees	15,915	17,001	(1,086)	(6.4)%	22.1%
Utilities	15,775	16,196	(421)	(2.6)%	21.9%
Repairs and Maintenance	9,550	11,021	(1,471)	(13.3)%	13.3%
Property Insurance	3,337	2,888	449	15.5%	4.6%
General and Administrative	2,471	2,452	19	0.8%	3.4%
Marketing and Leasing	1,458	1,417	41	2.9%	2.0%
Other	563	231	332	143.7%	0.8%

Total Same Property	$72,030	$75,057	($3,027)	(4.0)%	100.0%

					% of Actual
					2015 Operating
Year to Date Comparison (a)	2015	2014	$ Change	% Change	Expenses

Property taxes	$93,834	$88,010	$5,824	6.6%	32.3%
Salaries and Benefits for On-site Employees	64,733	63,069	1,664	2.6%	22.3%
Utilities	61,062	56,667	4,395	7.8%	21.1%
Repairs and Maintenance	40,129	38,212	1,917	5.0%	13.8%
Property Insurance	13,032	13,236	(204)	(1.5)%	4.5%
General and Administrative	9,803	9,204	599	6.5%	3.4%
Marketing and Leasing	5,481	5,321	160	3.0%	1.9%
Other	2,087	2,284	(197)	(8.6)%	0.7%

Total Same Property	$290,161	$276,003	$14,158	5.1%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations(a):

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING DATA (b)	2015	2014	2015	2014
Property Revenues
Rental revenues	$8,029	$5,067	$31,323	$19,027
Other property revenues	1,152	684	4,521	2,603
Total property revenues	9,181	5,751	35,844	21,630

Property expenses
Property operating and maintenance	2,203	1,364	8,637	5,398
Real estate taxes	1,385	901	5,774	3,464
	3,588	2,265	14,411	8,862

Net Operating Income	5,593	3,486	21,433	12,768

Other expenses
Interest (c)	1,500	1,005	5,895	3,910
Depreciation and amortization	2,312	1,357	8,955	5,283
Other (including debt prepayment penalties)	100	(10)	415	118
Total other expenses	3,912	2,352	15,265	9,311

Gain on sale of properties, net	—	—	—	3,566

Equity in income of joint ventures	$1,681	$1,134	$6,168	$7,023

	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
BALANCE SHEET DATA(d)
Land	$109,912	$108,157	$106,792	$105,660	$104,662
Building & Improvements	730,867	714,631	701,209	689,676	679,862
	840,779	822,788	808,001	795,336	784,524
Accumulated Depreciation	(114,277)	(106,669)	(99,270)	(92,065)	(85,091)
Net operating real estate assets	726,502	716,119	708,731	703,271	699,433
Properties under development and land	1,711	16,177	26,605	33,716	37,677
Cash and other assets, net (c)	19,768	20,880	18,072	13,872	19,750
Total assets	$747,981	$753,176	$753,408	$750,859	$756,860

Notes payable (c)	$526,950	$528,702	$527,854	$526,537	$522,731
Other liabilities	25,765	26,011	23,917	20,376	30,836
Total liabilities	552,715	554,713	551,771	546,913	553,567

Member's equity	195,266	198,463	201,637	203,946	203,293
Total liabilities and members' equity	$747,981	$753,176	$753,408	$750,859	$756,860

Company's equity investment	$33,698	$34,705	$35,731	$36,526	$36,429

Company's pro-rata share of debt (c)	$164,935	$165,484	$165,218	$164,806	$163,615

PROPERTY DATA (end of period)
Total operating properties	22	21	21	21	21
Total operating apartment homes	7,278	7,012	7,012	7,012	7,012
Pro rata share of operating apartment homes	2,278	2,195	2,195	2,195	2,195
Total development properties	—	1	1	1	1
Total development apartment homes	—	266	266	266	266
Pro rata share of development apartment homes	—	83	83	83	83

(a) In December 2014, the partnership agreements for each of the funds were amended, resulting in the extension of the term for each fund to December 31, 2026 and our ownership interests were increased from 20% to 31.3% effective December 23, 2014.
(b) Operating data represents Camden's pro-rata share of revenues and expenses.
(c) All periods presented have been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.
(d) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2015 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 1/24/2016
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Flatirons	424	$79.2			3Q12	2Q14	3Q15	2Q16	88%	88%
	Denver, CO
2.	Camden Glendale	303	113.2			4Q12	2Q15	3Q15	2Q16	69%	63%
	Glendale, CA
3.	Camden Paces	379	117.5			4Q12	2Q14	4Q15	3Q16	77%	74%
	Atlanta, GA

Total Completed Communities in Lease-Up		1,106	$309.9							79%	76%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 1/24/2016
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Chandler	380	$73.0	$66.4	$0.3	1Q14	1Q15	1Q16	4Q16	62%	70%
	Chandler, AZ
2.	Camden Gallery	323	58.0	50.4	50.3	3Q13	1Q16	3Q16	1Q17
	Charlotte, NC
3.	Camden Victory Park	423	82.0	67.2	67.0	4Q13	1Q16	3Q16	1Q18
	Dallas, TX
4.	The Camden	287	145.0	111.7	111.6	4Q13	2Q16	4Q16	2Q17
	Los Angeles, CA
5.	Camden Lincoln Station	267	56.0	18.2	18.2	4Q14	4Q16	2Q17	1Q18
	Denver, CO
6.	Camden NoMa II	405	115.0	45.5	45.5	1Q15	2Q17	4Q17	4Q19
	Washington, DC
7.	Camden Shady Grove	457	116.0	51.4	51.4	2Q15	1Q17	1Q18	4Q19
	Rockville, MD
8.	Camden McGowen Station	315	90.0	14.1	14.1	4Q14	4Q17	2Q18	3Q19
	Houston, TX

Total Development Communities		2,857	$735.0	$424.9	$358.4					62%	70%

Additional Development Pipeline & Land (a)					132.7

Total Properties Under Development and Land (per Balance Sheet)					$491.1

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q15 NOI
Communities that Stabilized During Quarter								$44.4	$0.7
Completed Communities in Lease-Up								309.9	2.7
Development Communities in Lease-Up								66.4	0.7
Total Development Communities NOI Contribution								$420.7	$4.1

						Estimated/Actual Dates for
Joint Venture Completed Community in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 1/24/2016
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Southline	266	$47.2			2Q13	1Q15	4Q15	1Q16	91%	91%
	Charlotte, NC

Total Joint Venture
Development Communities		266	$47.2							91%	91%

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2015 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Washingtonian	365	$90.0	$18.4
	Gaithersburg, MD
2.	Camden North End (b)(c)	1,069	225.0	38.3
	Phoenix, AZ
3.	Camden Buckhead	336	80.0	22.4
	Atlanta, GA
4.	Camden Arts District	354	150.0	13.0
	Los Angeles, CA
5.	Camden Conte (d)	519	170.0	21.0
	Houston, TX
6.	Camden Atlantic	286	62.0	13.4
	Plantation, FL

Development Pipeline		2,929	$777.0	$126.5

LAND HOLDINGS/OTHER		Acreage		Cost to Date

	Las Vegas, NV	19.6		$4.2
	Tampa, FL	4.8		1.5
	Other (e)	0.0		0.5

Land Holdings/Other		24.4		$6.2

Total Development Pipeline and Land				$132.7

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Formerly known as Camden Mayo.

(c) Will be developed in three phases. The estimated units, estimated cost, and cost to date represent all phases.

(d) Will be developed in two phases. The estimated units, estimated cost, and cost to date represent both phases.

(e) Includes development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, or for which the Company is the buyer under a contract to purchase land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2015 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per Unit amounts)

				Apartment	Weighted Average	Community
Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Age	Closing Date
1.	Camden Ridgecrest	Austin, TX	$29.3	284 Homes	$866	20 years	1/15/2015
2.	Camden Bayside	Tampa, FL	85.1	832 Homes	853	27 years	1/30/2015
3.	Camden Providence Lakes	Brandon, FL	33.0	260 Homes	993	19 years	10/7/2015

Total/Average Dispositions			$147.4	1,376 Homes	$887	24 years

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden North End (a)	Phoenix, AZ	$36.3	49.6	5/13/2015
2.	Camden Arts District	Los Angeles, CA	9.5	2.7	6/17/2015
3.	Camden Washingtonian	Gaithersburg, MD	13.3	5.8	10/1/2015

Total/Average Land Acquisitions			$59.1	58.1 Acres

(a) Formerly known as Camden Mayo.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2015:

	Future Scheduled Repayments (a)
Year (b)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2016	($49)	$—	$—	($49)	—%	N/A
2017	436	—	246,750	247,186	9.1%	5.8%
2018	799	175,000	—	175,799	6.5%	1.1%
2019	1,139	644,107	—	645,246	23.7%	5.4%
2020	1,110	—	—	1,110	—%	N/A
2021	1,480	—	250,000	251,480	9.2%	4.8%
2022	1,860	—	350,000	351,860	12.9%	3.2%
2023	2,991	—	250,000	252,991	9.3%	5.1%
2024	3,832	—	500,000	503,832	18.4%	4.0%
Thereafter	51,232	—	—	51,232	1.9%	3.2%
Total Maturing Debt	$64,830	$819,107	$1,596,750	$2,480,687	91.0%	4.4%

Unsecured Line of Credit	$—	$—	$225,000	$225,000	8.3%	1.2%
Other Short Term Borrowings	—	—	19,000	19,000	0.7%	1.5%
Total Debt	$64,830	$819,107	$1,840,750	$2,724,687	100.0%	4.1%

Weighted Average Maturity of Debt		5.8 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$451,407	16.6%	1.2%	4.3 Years
Fixed rate debt	2,273,280	83.4%	4.7%	6.0 Years
Total	$2,724,687	100.0%	4.1%	5.8 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,824,930	67.0%	4.0%	6.1 Years
Secured debt	899,757	33.0%	4.4%	5.1 Years
Total	$2,724,687	100.0%	4.1%	5.8 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$692,350	76.9%	5.3%	5.3 Years
Conventional variable-rate mortgage debt	175,000	19.5%	1.1%	2.8 Years
Tax exempt variable rate debt	32,407	3.6%	1.4%	12.5 Years
Total	$899,757	100.0%	4.4%	5.1 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	4Q15 NOI	% of Total
Unencumbered real estate assets	42,958	77.6%	$6,255,741	79.9%	$113,197	75.8%
Encumbered real estate assets	12,413	22.4%	1,568,915	20.1%	36,051	24.2%
Total	55,371	100.0%	$7,824,656	100.0%	$149,248	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.4x

a) All periods presented have been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.

(b) Includes all available extension options.

(c) Real estate assets include communities under development and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2016 AND 2017:

		Future Scheduled Repayments (a)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2016	($127)	$—	$—	($127)	N/A
2Q 2016	17	—	19,000	19,017	1.5%
3Q 2016	25	—	—	25	N/A
4Q 2016	36	—	—	36	N/A
2016	($49)	$—	$19,000	$18,951	1.5%

1Q 2017	$47	$—	$—	$47	N/A
2Q 2017	99	—	246,750	246,849	5.8%
3Q 2017	139	—	—	139	N/A
4Q 2017	151	—	—	151	N/A
2017	$436	$—	$246,750	$247,186	5.8%

a) All periods presented have been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	27%	Yes

Secured Debt to Gross Asset Value	<	40%	9%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	430%	Yes

Unsecured Debt to Gross Asset Value	<	60%	24%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	34%	Yes

Total Secured Debt to Total Asset Value	<	40%	11%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	349%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	456%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2015:

	Future Scheduled Repayments (a)				Weighted Average Interest on Maturing Debt
Year (b)	Amortization	Secured Maturities	Total	% of Total
2016	2,778	51,625	54,403	33.0%	3.4%
2017	1,624	44,641	46,265	28.0%	3.1%
2018	679	50,558	51,237	31.1%	4.0%
2019	332	7,383	7,715	4.7%	4.2%
2020	144	—	144	0.1%	N/A
2021	11	5,160	5,171	3.1%	4.8%
Total Debt	$5,568	$159,367	$164,935	100.0%	3.6%

Weighted Average Maturity of Debt		1.7 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$48,540	29.4%	2.3%	1.4 Years
Fixed rate debt		116,395	70.6%	4.1%	1.8 Years
Total		$164,935	100.0%	3.6%	1.7 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$116,395	70.6%	4.1%	1.8 Years
Conventional variable-rate mortgage debt		29,985	18.2%	2.5%	0.9 Years
Variable-rate construction loans		18,555	11.2%	1.9%	2.2 Years
Total		$164,935	100.0%	3.6%	1.7 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,278	$840,779
Land		0	1,711
Total		7,278	$842,490

(a) All periods presented have been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.
(b) Includes all available extension options.
(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2016 AND 2017:

	Future Scheduled Repayments (a)			Weighted Average Interest on Maturing Debt
Quarter (b)	Amortization	Secured Maturities	Total
1Q 2016	$934	$—	$934	N/A
2Q 2016	683	26,910	27,593	3.3%
3Q 2016	626	—	626	N/A
4Q 2016	535	24,715	25,250	3.6%
2016	$2,778	$51,625	$54,403	3.4%

1Q 2017	$441	$9,124	$9,565	3.7%
2Q 2017	398	16,955	17,353	2.7%
3Q 2017	395	4,992	5,387	4.7%
4Q 2017	390	13,570	13,960	2.8%
2017	$1,624	$44,641	$46,265	3.1%

(a) All periods presented have been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.
(b) Includes all available extension options.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth quarter 2015
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.6	years	$2,347	$45	$990	$19
Appliances	9.4	years	783	15	211	4
Painting	—		—	—	1,478	28
Cabinetry/Countertops	10.0	years	321	6	—	—
Other	9.9	years	1,252	24	488	9
Exteriors
Painting	5.0	years	693	13	—	—
Carpentry	10.0	years	328	6	—	—
Landscaping	5.7	years	1,390	27	2,563	49
Roofing	19.0	years	1,278	24	158	3
Site Drainage	10.0	years	142	3	—	—
Fencing/Stair	10.0	years	328	6	—	—
Other (b)	8.8	years	3,146	59	3,119	59
Common Areas
Mech., Elec., Plumbing	9.5	years	2,503	48	1,222	23
Parking/Paving	4.6	years	525	10	—	—
Pool/Exercise/Facility	8.1	years	2,393	46	313	6
Total Recurring (c)			$17,429	$332	$10,542	$200
Weighted Average Apartment Homes				52,379		52,379

Non-recurring capitalized expenditures (d)			$4,690

Revenue Enhancing Expenditures (e)	10.0	years	$8,337	$12,866
Revenue Enhanced Apartment Homes				648

	Year to date 2015
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.6	years	$9,824	$189	$3,814	$73
Appliances	9.4	years	3,099	60	940	18
Painting	—		—	—	6,178	119
Cabinetry/Countertops	10.0	years	1,310	25	—	—
Other	9.9	years	5,136	99	1,960	38
Exteriors
Painting	5.0	years	3,607	69	—	—
Carpentry	10.0	years	1,224	24	—	—
Landscaping	5.7	years	2,926	56	11,061	213
Roofing	19.0	years	4,139	80	401	8
Site Drainage	10.0	years	520	10	—	—
Fencing/Stair	10.0	years	1,281	25	—	—
Other (b)	8.8	years	10,284	197	12,759	245
Common Areas
Mech., Elec., Plumbing	9.5	years	10,081	194	5,585	107
Parking/Paving	4.6	years	1,623	31	—	—
Pool/Exercise/Facility	8.1	years	9,115	175	1,464	28
Total Recurring (c)			$64,169	$1,234	$44,162	$849
Weighted Average Apartment Homes				52,006		52,006

Non-recurring capitalized expenditures (d)			$9,952

Revenue Enhancing Expenditures (e)	10.0	years	$33,500	$11,850
Revenue Enhanced Apartment Homes				2,827

(a) Weighted average useful life of capitalized expenses for the three months and twelve months ended December 31, 2015.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2015 in addition to other, non-routine items.
(e) Represents capital expenditures for the three months and twelve months ended December 31, 2015 spent on apartment unit renovation (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	2016 FINANCIAL OUTLOOK
AS OF JANUARY 28, 2016

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$4.75 - $4.95

"Same Property" Communities
Number of Units	47,894
2015 Base Net Operating Income	$523 million
Total Revenue Growth	4.10% - 5.10%
Total Expense Growth	4.30% - 5.30%
Net Operating Income Growth	3.50% - 5.50%
Impact from 1% change in NOI Growth is approximately $0.057 / share

Physical Occupancy	95.4%

Capitalized Expenditures
Recurring	$62 - $66 million
Revenue Enhancing Repositions (a)	$19 - $23 million

Acquisitions/Dispositions
Disposition Volume (consolidated on balance sheet)	$150 - $350 million
Acquisition Volume (consolidated on balance sheet)	$0 million

Development
Development Starts (consolidated on balance sheet)	$0 - $200 million
Development Spend (consolidated on balance sheet)	$200 - $300 million

Equity in Income of Joint Ventures (FFO)	$15 - $17 million

Non-Property Income
Non-Property Income, Net	$2 - $4 million
Includes: Fee and asset management income (including fees from joint ventures), net of expenses, and interest and other income

Corporate Expenses
General and administrative expense	$45 - $49 million
Property management expense	$24 - $26 million

Capital
Expected Capital Transactions	$250 million
Expensed Interest	$100 - $104 million
Capitalized Interest	$17 - $19 million

(a) Revenue Enhancing Repositions are capital expenditures that improve a community's competitive position, typically kitchen and bath upgrades or other new amenities.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Net income attributable to common shareholders	$60,593	$178,498	$249,315	$292,089
Real estate depreciation and amortization	64,286	60,032	251,104	230,638
Adjustments for unconsolidated joint ventures	2,364	1,357	9,146	5,337
Income allocated to non-controlling interests	1,209	6,126	8,947	9,225
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	(18,870)	(155,680)	(104,015)	(155,680)
Funds from operations	$109,582	$90,333	$414,497	$378,043

Less: recurring capitalized expenditures	(17,429)	(18,397)	(64,169)	(59,854)

Adjusted funds from operations	$92,153	$71,936	$350,328	$318,189

Weighted average number of common shares outstanding:
EPS diluted	90,418	90,233	89,490	88,468
FFO/AFFO diluted	91,502	91,045	91,386	90,366

Earnings per common share - diluted	$0.67	$1.98	$2.76	$3.27
FFO per common share - diluted	$1.20	$0.99	$4.54	$4.18
AFFO per common share - diluted	$1.01	$0.79	$3.83	$3.52

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q16	Range	2016	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.41	$0.45	$1.71	$1.91
Expected real estate depreciation and amortization	0.72	0.72	2.90	2.90
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Expected FFO per share - diluted	$1.16	$1.20	$4.75	$4.95

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Net income attributable to common shareholders	$60,593	$178,498	$249,315	$292,089
Less: Fee and asset management	(1,916)	(2,531)	(6,999)	(9,832)
Less: Interest and other income	(289)	(80)	(597)	(842)
Less: Income/(loss) on deferred compensation plans	(1,607)	(2,003)	264	(3,937)
Plus: Property management	5,833	5,581	23,761	22,689
Plus: Fee and asset management	1,318	1,595	4,742	5,341
Plus: General and administrative	13,113	20,595	46,233	51,005
Plus: Interest	23,740	24,846	97,312	94,906
Plus: Depreciation and amortization	65,886	61,539	257,082	237,346
Plus: Expense/(benefit) on deferred compensation plans	1,607	2,003	(264)	3,937
Less: Gain on sale of operating properties, including land	(19,096)	(155,680)	(104,288)	(159,289)
Less: Impairment associated with land holdings	—	—	—	1,152
Less: Equity in income of joint ventures	(1,681)	(1,134)	(6,168)	(7,023)
Plus: Income tax expense	538	675	1,872	1,903
Plus: Income allocated to non-controlling interests from continuing operations	1,209	6,126	8,947	9,225
Net Operating Income (NOI)	$149,248	$140,030	$571,212	$538,670

"Same Property" Communities	$133,716	$126,462	$520,132	$494,325
Non-"Same Property" Communities	11,364	7,855	37,375	19,280
Development and Lease-Up Communities	3,438	697	8,479	994
Dispositions/Other	730	5,016	5,226	24,071
Net Operating Income (NOI)	$149,248	$140,030	$571,212	$538,670

EBITDA

EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Net income attributable to common shareholders	$60,593	$178,498	$249,315	$292,089
Plus: Interest	23,740	24,846	97,312	94,906
Plus: Depreciation and amortization	65,886	61,539	257,082	237,346
Plus: Income allocated to non-controlling interests from continuing operations	1,209	6,126	8,947	9,225
Plus: Income tax expense	538	675	1,872	1,903
Less: Gain on sale of operating properties, including land	(19,096)	(155,680)	(104,288)	(159,289)
Less: Impairment associated with land holdings	—	—	—	1,152
Less: Equity in income of joint ventures	(1,681)	(1,134)	(6,168)	(7,023)
EBITDA	$131,189	$114,870	$504,072	$470,309

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Positive
	Fitch	BBB+	Positive
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q1 '16	Q2 '16	Q3 '16	Q4 '16
Earnings Release & Conference Call		Late April	Late July	Late October	Late January

Dividend Information - Common Shares:		Q1 '15	Q2 '15	Q3 '15	Q4 '15
Declaration Date		1/28/2015	6/15/2015	9/15/2015	12/3/2015
Record Date		3/31/2015	6/30/2015	9/30/2015	12/17/2015
Payment Date		4/17/2015	7/17/2015	10/16/2015	1/15/2015
Distributions Per Share		$0.70	$0.70	$0.70	$0.70

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2015

(Unaudited)							4Q15 Avg Monthly		4Q15 Avg Monthly
			Year Placed	Average	Apartment	4Q15 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	94%	$1,063	$1.35	$1,336	$1.70
Camden Foothills	Scottsdale	AZ	2014	1,032	220	94%	1,428	1.38	1,654	1.60
Camden Hayden	Tempe	AZ	2015	1,043	234	90%	1,367	1.31	1,526	1.46
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,111	1.04	1,360	1.27
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,253	1.17	1,440	1.34
Camden Pecos Ranch	Chandler	AZ	2001	924	272	95%	974	1.05	1,184	1.28
Camden San Marcos	Scottsdale	AZ	1995	984	320	96%	1,111	1.13	1,284	1.30
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,127	1.08	1,368	1.31
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	97%	1,465	1.13	1,668	1.28
TOTAL ARIZONA	9	Properties		1,009	2,549	96%	1,181	1.17	1,398	1.38

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,883	1.87	2,096	2.08
Camden Glendale (1)	Glendale	CA	2015	882	303	Lease-Up	2,289	2.60	2,390	2.71
Camden Harbor View	Long Beach	CA	2004	975	538	96%	2,335	2.39	2,551	2.62
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	1,995	1.97	2,203	2.18
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,605	2.02	1,812	2.28
Camden Parkside	Fullerton	CA	1972	836	421	96%	1,461	1.75	1,636	1.96
Camden Sea Palms	Costa Mesa	CA	1990	891	138	94%	1,786	2.01	1,932	2.17
Total Los Angeles/Orange County	7	Properties		904	2,784	96%	1,886	2.09	2,062	2.29

Camden Landmark	Ontario	CA	2006	982	469	96%	1,447	1.47	1,601	1.63
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	1,854	1.79	2,082	2.01
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	1,746	1.81	1,964	2.04
Camden Tuscany	San Diego	CA	2003	896	160	98%	2,400	2.68	2,650	2.96
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,437	1.37	1,670	1.59
Total San Diego/Inland Empire	5	Properties		991	1,665	96%	1,698	1.71	1,908	1.92

TOTAL CALIFORNIA	12	Properties		935	4,449	96%	1,816	1.94	1,941	2.08

Camden Belleview Station	Denver	CO	2009	888	270	94%	1,354	1.53	1,470	1.66
Camden Caley	Englewood	CO	2000	925	218	97%	1,299	1.41	1,488	1.61
Camden Denver West	Golden	CO	1997	1,015	320	95%	1,528	1.51	1,755	1.73
Camden Flatirons (1)	Denver	CO	2015	960	424	Lease-Up	1,442	1.50	1,659	1.73
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	94%	1,553	1.35	1,758	1.53
Camden Interlocken	Broomfield	CO	1999	1,010	340	96%	1,441	1.43	1,629	1.61
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,360	1.46	1,553	1.67
TOTAL COLORADO	7	Properties		985	2,365	95%	1,431	1.45	1,623	1.65

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	96%	1,506	1.42	1,737	1.64
Camden Clearbrook	Frederick	MD	2007	1,048	297	94%	1,372	1.31	1,621	1.55
Camden College Park	College Park	MD	2008	942	508	93%	1,527	1.62	1,714	1.82
Camden Dulles Station	Oak Hill	VA	2009	978	382	95%	1,618	1.66	1,871	1.91
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,693	1.60	1,941	1.84
Camden Fairfax Corner	Fairfax	VA	2006	934	489	95%	1,748	1.87	1,995	2.14
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,748	1.76	1,969	1.98
Camden Grand Parc	Washington	DC	2002	674	105	98%	2,392	3.56	2,612	3.89
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,467	1.46	1,709	1.70
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	93%	1,598	1.56	1,804	1.76
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,513	1.77	1,750	2.04
Camden NoMa	Washington	DC	2014	770	321	95%	2,138	2.78	2,436	3.17
Camden Potomac Yard	Arlington	VA	2008	835	378	95%	1,970	2.36	2,214	2.65
Camden Roosevelt	Washington	DC	2003	856	198	94%	2,619	3.06	2,878	3.36
Camden Russett	Laurel	MD	2000	992	426	95%	1,451	1.46	1,643	1.66
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,476	1.51	1,684	1.73
Camden South Capitol (2)	Washington	DC	2013	821	276	94%	2,126	2.59	2,426	2.95
Camden Summerfield	Landover	MD	2008	957	291	95%	1,639	1.71	1,821	1.91
Camden Summerfield II	Landover	MD	2012	936	187	94%	1,623	1.74	1,799	1.93
TOTAL DC METRO	19	Properties		946	6,405	95%	1,691	1.79	1,924	2.03

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,910	1.72	2,185	1.97
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	1,899	2.25	2,113	2.51
Camden Brickell	Miami	FL	2003	937	405	97%	2,030	2.17	2,200	2.35
Camden Doral	Miami	FL	1999	1,120	260	97%	1,834	1.64	2,038	1.82
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,932	1.54	2,144	1.71
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	1,986	1.90	2,181	2.09
Camden Plantation	Plantation	FL	1997	1,201	502	98%	1,529	1.27	1,723	1.43
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,546	1.39	1,778	1.60
Total Southeast Florida	8	Properties		1,079	2,781	97%	$1,822	$1.69	$2,032	$1.88

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2015

(Unaudited)							4Q15 Avg Monthly		4Q15 Avg Monthly
			Year Placed	Average	Apartment	4Q15 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	$1,229	$1.14	$1,441	$1.34
Camden Lago Vista	Orlando	FL	2005	955	366	95%	1,069	1.12	1,268	1.33
Camden LaVina	Orlando	FL	2012	970	420	95%	1,145	1.18	1,352	1.40
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,032	1.10	1,241	1.32
Camden Orange Court	Orlando	FL	2008	817	268	97%	1,264	1.55	1,483	1.82
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	95%	941	1.05	1,123	1.25
Camden Town Square	Orlando	FL	2012	986	438	95%	1,206	1.23	1,384	1.41
Camden Waterford Lakes (2)	Orlando	FL	2013	971	300	95%	1,287	1.33	1,538	1.58
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,144	1.17	1,325	1.35
Total Orlando	9	Properties		951	3,540	95%	1,123	1.18	1,324	1.39

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,023	1.08	1,276	1.35
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	96%	863	1.18	1,074	1.47
Camden Montague	Tampa	FL	2012	975	192	96%	1,191	1.22	1,439	1.48
Camden Preserve	Tampa	FL	1996	942	276	95%	1,265	1.34	1,470	1.56
Camden Royal Palms	Brandon	FL	2006	1,017	352	97%	1,082	1.06	1,313	1.29
Camden Visconti (2)	Tampa	FL	2007	1,125	450	96%	1,212	1.08	1,424	1.27
Camden Westchase Park	Tampa	FL	2012	993	348	97%	1,320	1.33	1,575	1.59
Camden Westshore	Tampa	FL	1986	728	278	97%	1,005	1.38	1,221	1.68
Camden Woods	Tampa	FL	1986	1,223	444	97%	993	0.81	1,202	0.98
Total Tampa	9	Properties		956	3,788	96%	1,070	1.12	1,297	1.36

TOTAL FLORIDA	26	Properties		988	10,109	96%	1,296	1.31	1,510	1.53

Camden Brookwood	Atlanta	GA	2002	912	359	96%	1,266	1.38	1,446	1.58
Camden Creekstone	Atlanta	GA	2002	990	223	95%	1,162	1.17	1,254	1.27
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,317	1.11	1,530	1.29
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	1,176	1.17	1,380	1.37
Camden Fourth Ward	Atlanta	GA	2014	847	276	96%	1,561	1.84	1,724	2.04
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	1,308	1.40	1,499	1.60
Camden Paces (1)	Atlanta	GA	2015	1,407	379	Lease-Up	2,410	1.79	2,389	1.78
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,168	1.14	1,399	1.36
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	96%	1,480	1.46	1,665	1.64
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	1,133	0.99	1,346	1.18
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,204	1.21	1,404	1.41
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	895	0.89	1,056	1.05
Camden Vantage	Atlanta	GA	2010	901	592	95%	1,267	1.41	1,431	1.59
TOTAL GEORGIA	13	Properties		1,026	4,246	96%	1,350	1.32	1,491	1.46

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	94%	786	0.83	964	1.02
Camden Breeze	Las Vegas	NV	1989	846	320	95%	814	0.96	973	1.15
Camden Canyon	Las Vegas	NV	1995	987	200	95%	962	0.97	1,169	1.18
Camden Commons	Henderson	NV	1988	936	376	95%	842	0.90	1,033	1.10
Camden Cove	Las Vegas	NV	1990	898	124	95%	778	0.87	929	1.04
Camden Del Mar	Las Vegas	NV	1995	986	560	96%	1,020	1.03	1,240	1.26
Camden Fairways	Henderson	NV	1989	896	320	95%	950	1.06	1,153	1.29
Camden Hills	Las Vegas	NV	1991	439	184	96%	554	1.26	693	1.58
Camden Legends	Henderson	NV	1994	792	113	96%	872	1.10	985	1.24
Camden Palisades	Las Vegas	NV	1991	905	624	95%	768	0.85	932	1.03
Camden Pines	Las Vegas	NV	1997	982	315	95%	903	0.92	1,088	1.11
Camden Pointe	Las Vegas	NV	1996	983	252	95%	791	0.80	942	0.96
Camden Summit	Henderson	NV	1995	1,187	234	94%	1,183	1.00	1,377	1.16
Camden Tiara	Las Vegas	NV	1996	1,043	400	93%	956	0.92	1,146	1.10
Camden Vintage	Las Vegas	NV	1994	978	368	96%	767	0.78	929	0.95
TOTAL NEVADA	15	Properties		938	4,918	95%	866	0.92	1,046	1.11

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	1,206	1.15	1,413	1.35
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,454	1.61	1,678	1.85
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,403	1.64	1,610	1.88
Camden Fairview	Charlotte	NC	1983	1,036	135	98%	1,118	1.08	1,312	1.27
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	978	1.04	1,170	1.25
Camden Grandview	Charlotte	NC	2000	1,057	266	96%	1,602	1.51	1,770	1.67
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,038	1.07	1,257	1.29
Camden Simsbury	Charlotte	NC	1985	874	100	95%	1,092	1.25	1,293	1.48
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,331	1.51	1,520	1.72
Camden Southline (1)(2)	Charlotte	NC	2015	831	266	Lease-Up	1,384	1.67	1,564	1.88
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,253	1.14	1,480	1.35
Camden Touchstone	Charlotte	NC	1986	899	132	97%	945	1.05	1,114	1.24
Total Charlotte	12	Properties		980	2,753	96%	$1,251	$1.29	$1,448	$1.50

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2015

(Unaudited)							4Q15 Avg Monthly		4Q15 Avg Monthly
			Year Placed	Average	Apartment	4Q15 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	97%	$1,099	$1.09	$1,206	$1.19
Camden Crest	Raleigh	NC	2001	1,013	438	93%	950	0.94	1,154	1.14
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	94%	977	0.93	1,228	1.17
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,021	0.96	1,262	1.18
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,002	1.04	1,203	1.24
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,139	1.07	1,377	1.30
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	885	0.91	1,063	1.09
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	960	0.93	1,154	1.12
Total Raleigh	8	Properties		1,016	3,054	95%	1,000	0.98	1,201	1.18

TOTAL NORTH CAROLINA	20	Properties		992	5,807	95%	1,119	1.13	1,302	1.31

Camden Amber Oaks (2)	Austin	TX	2009	862	348	95%	1,010	1.17	1,242	1.44
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	94%	1,098	1.21	1,366	1.50
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	96%	1,054	1.19	1,203	1.36
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,193	1.31	1,429	1.57
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,320	1.38	1,561	1.63
Camden Huntingdon	Austin	TX	1995	903	398	95%	1,038	1.15	1,276	1.41
Camden La Frontera	Austin	TX	2015	901	300	94%	1,130	1.25	1,345	1.49
Camden Lamar Heights	Austin	TX	2015	838	314	94%	1,343	1.60	1,517	1.81
Camden Shadow Brook (2)	Austin	TX	2009	909	496	96%	1,101	1.21	1,254	1.38
Camden Stoneleigh	Austin	TX	2001	908	390	96%	1,183	1.30	1,389	1.53
Total Austin	10	Properties		899	3,360	95%	1,146	1.27	1,354	1.51

Camden Breakers	Corpus Christi	TX	1996	868	288	96%	1,178	1.36	1,413	1.63
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	880	1.14	1,049	1.35
Camden Miramar (3)	Corpus Christi	TX	1994-2014	494	1,005	97%	1,180	2.39	1,291	2.61
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	95%	1,263	1.20	1,425	1.35
Total Corpus Christi	4	Properties		681	1,907	94%	1,137	1.67	1,286	1.89

Camden Addison	Addison	TX	1996	942	456	96%	1,085	1.15	1,267	1.34
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,411	1.49	1,534	1.62
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,120	1.22	1,326	1.44
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,029	1.13	1,183	1.30
Camden Cimarron	Irving	TX	1992	772	286	96%	1,073	1.39	1,262	1.64
Camden Design District (2)	Dallas	TX	2009	939	355	97%	1,329	1.42	1,428	1.52
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,231	1.32	1,418	1.52
Camden Henderson	Dallas	TX	2012	967	106	95%	1,516	1.57	1,697	1.75
Camden Legacy Creek	Plano	TX	1995	831	240	97%	1,127	1.36	1,327	1.60
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,139	1.31	1,357	1.56
Camden Panther Creek (2)	Frisco	TX	2009	946	295	96%	1,129	1.19	1,283	1.36
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	95%	1,340	1.36	1,482	1.51
Camden Valley Park	Irving	TX	1986	743	516	97%	985	1.32	1,152	1.55
Total Dallas/Ft. Worth	13	Properties		905	5,243	96%	1,191	1.32	1,358	1.50

Camden City Centre	Houston	TX	2007	932	379	94%	1,646	1.77	1,835	1.97
Camden City Centre II	Houston	TX	2013	868	268	96%	1,705	1.96	1,881	2.17
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	94%	1,254	1.26	1,401	1.41
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	95%	1,258	1.17	1,404	1.31
Camden Grand Harbor (2)	Katy	TX	2008	959	300	94%	1,184	1.23	1,330	1.39
Camden Greenway	Houston	TX	1999	861	756	96%	1,425	1.66	1,620	1.88
Camden Heights (2)	Houston	TX	2004	927	352	92%	1,542	1.66	1,674	1.80
Camden Holly Springs	Houston	TX	1999	934	548	94%	1,262	1.35	1,455	1.56
Camden Midtown	Houston	TX	1999	844	337	94%	1,692	2.00	1,878	2.22
Camden Northpointe (2)	Tomball	TX	2008	940	384	96%	1,108	1.18	1,280	1.36
Camden Oak Crest	Houston	TX	2003	870	364	95%	1,132	1.30	1,284	1.48
Camden Park	Houston	TX	1995	866	288	93%	1,108	1.28	1,296	1.50
Camden Plaza	Houston	TX	2007	915	271	97%	1,593	1.74	1,752	1.92
Camden Post Oak	Houston	TX	2003	1,200	356	90%	2,550	2.12	2,606	2.17
Camden Royal Oaks	Houston	TX	2006	923	236	97%	1,291	1.40	1,362	1.47
Camden Royal Oaks II	Houston	TX	2012	1,054	104	94%	1,500	1.42	1,562	1.48
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	93%	1,253	1.16	1,353	1.25
Camden Stonebridge	Houston	TX	1993	845	204	94%	1,119	1.32	1,298	1.53
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,143	1.24	1,296	1.41
Camden Travis Street	Houston	TX	2010	819	253	95%	1,602	1.96	1,833	2.24
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,478	1.71	1,653	1.92
Camden Whispering Oaks	Houston	TX	2008	934	274	96%	1,264	1.35	1,405	1.50
Camden Woodson Park (2)	Houston	TX	2008	916	248	97%	1,189	1.30	1,329	1.45
Camden Yorktown (2)	Houston	TX	2008	995	306	94%	1,185	1.19	1,365	1.37
Total Houston	24	Properties		930	8,434	95%	1,404	1.51	1,561	1.68

TOTAL TEXAS	51	Properties		892	18,944	95%	1,272	1.43	1,440	1.61

TOTAL PROPERTIES	172	Properties		949	59,792	95%	$1,322	$1.39	$1,501	$1.58
(1) Completed communities in lease-up as of December 31, 2015 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Miramar is a student housing community which is excluded from total occupancy numbers.